THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Singapore Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam. The Fund's Investment Manager is DBS Asset Management (United States) Pte. Ltd. (the "Manager"), an indirectly wholly owned subsidiary of The Development Bank of Singapore, Ltd. Daiwa SB Investments (Singapore) Ltd. provides the Manager with advice regarding investments.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges. The Fund's NYSE trading symbol is "SGF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling
(800) 933-3440 or (201) 915-3020.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries should be directed to the Fund's Manager in Singapore at (011-65) 536-9490, or to the Fund at (800) 426-5523 or
(781) 575-2000. Inquiries concerning your share account should be directed to the Fund at the latter number noted above. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

RESTRICTION ON BENEFICIAL OWNERSHIP BY SINGAPORE RESIDENTS

    The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources. In order for the Fund to be treated as a non-Singapore resident, and therefore qualify for this exemption, not more than 5% of the Fund's issued share capital may be beneficially owned, directly or indirectly, by Singapore residents. For this reason, the Fund's Board of Directors has restricted, and in the future may prohibit, the transfer of the Fund's shares to residents of Singapore.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in the Fund's shares through the State Street Bank and Trust Company (the "Plan Agent"). A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling
(800) 426-5523 or (781) 575-2000, or by writing The Singapore Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

                                                                    June 1, 2000
DEAR SHAREHOLDERS,

    We are pleased to present the semi-annual report of The Singapore Fund, Inc. (the "Fund") for the period ended April 30, 2000.

1. STOCK MARKET REVIEW

    For the six month period ended April 30, 2000, the Singapore market, as measured by the DBS50 Index ("DBS50"), fell by 1.3% in U.S. Dollar terms. The Malaysian market held up well in general as fund managers positioned themselves during the early half of the period for the impending return to the MSCI indices in May 2000. The Thai market, on the other hand, lost almost all the gains made in the first quarter (+24%), retreating by 20% in the second quarter, largely attributed to concerns on the pace of reforms and further rounds of bank recapitalization needs. The small emerging markets of the Philippines and Indonesia, despite being generally under-owned by foreign investors, were not spared from the sell-off, particularly during the February to end of April quarter (down 20% on average).

    Markets in Asia chose to ignore U.S. rate hike concerns in the first quarter, as investors invested in the technology, media and telecommunication ("TMT") sectors, against the backdrop of demanding valuation. However, this liquidity driven rally dissipated as quickly as it came when the reality of a U.S. rate hike and TMT overvaluation set-in during the latter half of the period in review.

    The most significant market movement this period was the correction in NASDAQ, which triggered a major sell-off in developed Asian markets. "Dot-com" euphoria in Asia halted along with rounds of correction in the NASDAQ (to date, the NASDAQ has fallen 36% from its high of 5,048 recorded on March 10, 2000). The markets least affected by the U.S. correction were unsurprisingly, the generally under-owned emerging markets of Malaysia, Indonesia, Thailand and the Philippines. Nonetheless, the latter three markets fell 20% in the second quarter due to domestic problems: political concerns in the Philippines, political and bank restructuring issues in Indonesia, and as yet, unresolved recapitalization concerns of the Thai banks.

2. FUND PERFORMANCE

    As of April 30, 2000, the Fund's net asset value ("NAV") per share was $9.22. This represents a decline of 8.4% from the NAV per share of $10.07 at the beginning of the six month period in review. No dividend was paid out in both first and second quarters. During the period, the Fund under-performed the DBS50 by 7.1%. The Singapore market, as measured by the DBS50 Index, was down 1.3% in U.S. Dollar terms. Much of the under-performance was recorded in the second half of the six months period in review.

    The Fund has taken on a more defensive posture as at the time of writing. Near term concerns on the impact of rising interest rates on banks and properties have resulted in the Fund under-weighting properties and banks. The major sector allocation of the Fund as of April 30, 2000 is as shown in the table below.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------


                                                                  % OF NET
SECTOR                                                             ASSETS
Banks & Financials                                                    22.63
Transportation                                                        16.17
Technology-related                                                    13.18
Media & Publishing                                                    12.87
Telecommunication                                                      8.46
Property                                                               4.44
Others                                                                 5.85
CASH + EQUIV.                                                         16.40

(Total approx. weight in Technology, Media and Telecom: 34.51%)

    Despite the recent correction in NASDAQ, which the Singapore market is highly correlated to, the Fund's management remains positive on TMT stocks on a longer-term view. Total TMT exposure as a percentage of net assets at end of 30 April approximated 35%. The Fund's management would like to point out that the TMT exposure of the Fund are not at demanding valuations and the Fund has no exposure to pure internet stocks with no earnings. The technology stocks held are key beneficiaries of the still robust growth in the overall semiconductor cycle. Overall, the Fund's management is comfortable with the selection of the stocks despite weakness in recent times.

    The Fund has reduced its exposure in Thailand to 4.08% of the portfolio as of April 30, 2000 and had zero exposure in both Indonesia and the Philippines. The Fund's management believes that political instability in the Philippines and Indonesia and the slow pace of reforms in the latter has not provided a sound investment environment yet.

    The cash position in the Fund rose to a high of almost 16% recently. The Fund's management is, in the near term maintaining higher than usual cash level. However, the Fund's management will be looking to invest opportunistically when the market volatility has receded.

3. ECONOMIC PERFORMANCE

    The Singapore economy grew a better-than-expected 9.1% year-on-year ("yoy") in 1Q2000 vs. 7.1% yoy in 4Q1999. This is the fastest pace of growth in 2 1/2 years. Key drivers of growth during the quarter were manufacturing (+12.9% yoy), retail trade (+17.2% yoy) and the transport and communication (+9.7% yoy) sectors. The details are as follows:

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

                                                                  1Q00            4Q99
SECTORS                                                          (YOY%)          (YOY%)
Manufacturing                                                          12.9            16.1
Construction                                                          -11.2           -12.2
Retail Trade                                                           17.2            14.7
Hotels/Restaurants                                                      8.7             6.2
Financial Services                                                      6.9            -6.2
Transport & Comm.                                                       9.7             8.4
OVERALL GDP                                                             9.1             7.1

    Going forward, the Fund's management expects the economy to remain modestly buoyant. Growth in the second half of 2000 ("2H2000") is likely to take a breather due to a higher base last year and expectations of a slow down in the U.S. economy. Monetary tightening appears inevitable in 2H2000, as Singapore rates tend to track US rates closely.

    GDP growth in the other ASEAN economies peaked in 4Q1999. Economic growth prospects remain favorable, despite expected deceleration in the second half. We do not expect all regional interest rates to move in tandem with U.S. rates rises. Malaysia, with capital controls still in place, is not likely to be impacted significantly by a higher U.S. interest rate. Similarly, in Thailand, domestic rates are expected to stay low with signs of deceleration in recent consumption and production indicators and credit growth languishing below 2%. The Philippines may experience a substantial rising of interest rates and inflation. Indonesia is largely awash with political problems and the Fund's management is still concerned with economic mismanagement and the slow pace of reform.

4. MARKET OUTLOOK FOR SINGAPORE

    Though the Fund's management believes the Singapore market has not yet fully discounted another two rounds of interest rate hikes in the U.S. in 2H 2000 (market expectations of another 50-100 basis points rise by the end of 2000), at current levels there is limited downside. The Singapore inter-bank rate is expected to track the U.S. rate hike in a limited way given the excess liquidity in the system. Appetite for risk has waned somewhat, particularly in the electronics sector. Singapore electronics companies did not out-perform earnings expectations as significantly as their Taiwanese counterparts. Contract manufacturers' profit warnings, due to component shortages, will likely result in downwards revision of their earnings estimates in the 2H 2000. The market is currently in an under-bought situation with 30 day Relative-Strength-Index ("RSI") of 42.25 as at the time of writing. This compares with the peak of 71.7 on January 3, 2000. With the recent correction, the Singapore market currently offers value, however investors are likely to stay cautious and the market may trade in a narrow range for the near term.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

5. PORTFOLIO STRATEGY

    The Fund's manager is taking a defensive strategy in the near term, holding on to a higher than average cash level position. Concerns over the political and financial reforms in some ASEAN countries, lead the Fund to avoid investing in the Philippines and Indonesia. However, the Fund's management remains most optimistic on the Singapore market.

    The portfolio is currently well diversified with no strong bias towards any particular sector. The Fund's management will look to opportunistically invest in undervalued companies with quality earnings and management. A more stock specific investment approach will be taken, driven by individual corporate restructuring themes, as well as sustainable medium term growth potential. The Fund's management believes the Singapore market has not priced in another 50 to 100 basis points U.S. rate hike from now to the end of 2000. As a result, the Fund's management is still under-weighting financials and properties despite attractive valuations. This situation will be monitored closely and the Fund's management intends to increase bank exposure once the market fully comprehends the magnitude of potential rates rises.

    Notwithstanding the intermittent volatility in the NASDAQ, the Fund's management remains positive on technology-related stocks for the longer term. We are more cautious on contract manufacturers in light of component shortage concerns and have positioned the portfolio to benefit from continued strength in the semiconductor segment. The Fund's management favors the upstream foundries as well as back-end testing companies. Beyond technology and financials, in our selection of stocks, a strong management team with proven ability to deliver leadership as well as sustainable profitability has being emphasized.

6. PORTFOLIO MANAGEMENT

    Effective April 14, 2000, Mr. Seng Hock Tan resigned as the Fund's portfolio manager. The newly appointed portfolio manager of the Fund is Ms. Stella Ng.

    Ms. Stella Ng was appointed as the Fund's portfolio manager in May 2000, and is responsible for the day-to-day management of the Fund's portfolio. Ms. Ng joined DBS Asset Management Ltd., of which the Fund's Manager, DBS Asset Management (United States) Pte. Ltd. is a wholly owned subsidiary, in May 2000 as an Investment Manager. From 1998 to 2000, Ms. Ng worked at Murray Johnstone, a Scottish fund management house, with key responsibility in fund management for Asian equities in general and the Asian technology sector in particular.

    The Fund's management would like to thank you for your participation in The Singapore Fund, Inc, and would be pleased to hear from you.

Sincerely,

/s/ Masayasu Ohi

MASAYASU OHI
CHAIRMAN OF THE BOARD

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------
COMMON STOCKS--83.60%
--------------------------------------------------------------------------------

  SHARES                                                      VALUE
----------                                                 ------------
SINGAPORE--78.97%
BANK & FINANCIAL SERVICES--20.28%
   850,000  Oversea-Chinese Banking Corporation Ltd......  $  5,836,953
 1,413,600  Overseas Union Bank Ltd......................     6,471,464
   700,000  United Overseas Bank Ltd. (Foreign)..........     4,889,071
                                                           ------------
                                                             17,197,488
                                                           ------------
COMMUNICATIONS-MEDIA--10.40%
   450,000  Singapore Press Holding Ltd.++...............     8,821,458
                                                           ------------
CONGLOMERATE--1.14%
 5,000,000  Brierly Investments Co., Ltd.*++.............       968,424
                                                           ------------
ELECTRICAL PRODUCTS AND COMPUTERS--11.57%
   151,000  Chartered Semi-Conductor Manufacturing
             Co.*++......................................     1,302,794
   150,000  Datacraft Asia Ltd...........................     1,125,000
 2,716,000  GES International Ltd........................     3,347,576
   400,000  ST Assembly Test Services*++.................     1,690,339
   200,000  Venture Manufacturing Co., Ltd.*.............     2,347,693
                                                           ------------
                                                              9,813,402
                                                           ------------
FINANCE--2.35%
 4,000,000  Vickers Capital Ltd.*........................     1,995,539
                                                           ------------
POWER & GENERATOR UTILITY--0.60%
   548,000  Lindeteves Jacoberg Ltd......................       508,182
                                                           ------------
PROPERTY DEVELOPMENT--2.12%
 1,500,000  Keppel Land Ltd.++...........................     1,795,985
                                                           ------------

  SHARES                                                      VALUE
----------                                                 ------------
REAL ESTATE--2.32%
 1,957,000  First Capital Corporation Ltd................  $  1,964,121
                                                           ------------
RETAIL--0.77%
 2,000,000  Courts (Singapore) Ltd.......................       651,485
                                                           ------------
SHIPYARDS--2.79%
 5,600,000  Sembcorp Marine Ltd.*........................     2,366,475
                                                           ------------
TELECOMMUNICATIONS--8.46%
 3,000,000  ICOMM Technology Ltd.*.......................     1,135,697
 2,500,000  Singapore Telecommunications Ltd.++..........     3,609,579
   924,000  Total Access Communication Co., Ltd.*........     2,430,120
                                                           ------------
                                                              7,175,396
                                                           ------------
TRANSPORTATION--3.49%
 1,200,000  Delgro Corporation Ltd.*.....................     2,958,094
                                                           ------------
TRANSPORTATION AIR--8.58%
   700,000  Singapore Airlines Ltd.++....................     7,271,980
                                                           ------------
TRANSPORTATION MARINE--4.10%
 1,500,000  CWT Distribution Ltd.++......................       783,543
 3,000,000  Neptune Orient Lines Ltd.*++.................     2,693,978
                                                           ------------
                                                              3,477,521
                                                           ------------
Total Singapore Common Stocks............................    66,965,550
                                                           ------------

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONCLUDED)
--------------------------------------------------------------------------------

  SHARES                                                      VALUE
----------                                                 ------------
THAILAND--4.08%
COMMUNICATIONS-MEDIA--1.72%
 1,820,000  United Broadcasting - Co., Ltd.
             (Foreign)*+.................................  $  1,460,405
                                                           ------------
ELECTRICAL PRODUCTS AND COMPUTERS--1.61%
   625,000  Shin Satellite Public Co., Ltd.
             (Foreign)*+.................................       501,513
   148,000  Shin Corporation Ltd. (Foreign)*+............       864,404
                                                           ------------
                                                              1,365,917
                                                           ------------
PUBLISHING--0.75%
   856,703  Nation Multi Media Co., Ltd. (Foreign)*+.....       642,358
                                                           ------------
Total Thailand Common Stocks.............................     3,468,680
                                                           ------------
MALAYSIA--0.55%
CONGLOMERATE--0.55%
   500,000  Malaysian Resources Corp. Berhad*............       463,170
                                                           ------------
Total Common Stocks (Cost--$74,298,967)..................
                                                             70,897,400
                                                           ------------

-------------------------------------------
TIME DEPOSITS--14.32%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)
----------
U.S. DOLLAR--0.82%
       136  Bank of New York, 3.80% due 5/01/00..........       136,098

 PRINCIPAL
  AMOUNT
   (000)                                                      VALUE
----------                                                 ------------
       556  Citibank, Singapore, 4.00% due 5/01/00.......  $    555,592
                                                           ------------
Total U.S. Dollar Time Deposits..........................       691,690
                                                           ------------
SINGAPORE DOLLAR--13.50%
    19,512  Citibank, Singapore, 0.50% due 5/01/00.......    11,452,217
                                                           ------------
Total Time Deposits
  (Cost--$12,188,513)....................................    12,143,907
                                                           ------------
Total Investments--97.92%
  (Cost--$86,487,480)....................................    83,041,307
Other assets less liabilities--2.08%.....................     1,762,751
                                                           ------------
NET ASSETS (Applicable to 9,200,840 shares of capital
  stock outstanding; equivalent to $9.22 per
  share)--100%...........................................
                                                           $ 84,804,058
                                                           ============

   *  Non-income producing securities.
   + Foreign shares of the above issues are those held by non-Singaporean, non-Thai or non-Malaysian residents. Ownership of such shares is generally limited and subject to a premium to local shares (those held by residents of Singapore, Thailand, and Malaysia as applicable).
  ++  Deemed to be an affiliated issuer.

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
APRIL 30, 2000 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Banks & Financial Services.........    20.28%
Electrical Products and
Computers..........................    13.18
Communications-Media...............    12.12
Transportation--Air................     8.58
Telecommunications.................     8.46
Transportation--Marine.............     4.10
Transportation.....................     3.49
Shipyards..........................     2.79
Finance............................     2.35
Real Estate........................     2.32


TEN LARGEST COMMON STOCK
POSTIONS HELD
APRIL 30, 2000 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
Singapore Press Holding Ltd........    10.40%
Singapore Airlines Ltd.............     8.58
Overseas Union Bank Ltd............     7.63
Oversea-Chinese Banking Corporation
  Ltd..............................     6.88
United Overseas Bank Ltd.
(Foreign)..........................     5.77
Singapore Telecommunications
Ltd................................     4.26
GES International Ltd..............     3.95
Delgro Corporation Ltd.............     3.49
Neptune Orient Lines Ltd...........     3.18
Total Access Communication Co.,
Ltd................................     2.87

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value:
    Unaffiliated securities
     (cost--$54,575,321).....................    $ 51,736,752
    Affiliated securities
     (cost--$31,912,159).....................      31,304,555    $83,041,307
                                                 ------------
  Cash denominated in foreign currency
   (cost--$3,598)............................                          3,578
  Receivable for securities sold.............                      4,374,723
  Interest and dividends receivable..........                         43,829
  Prepaid expenses...........................                         15,001
                                                                 -----------
    Total assets.............................                     87,478,438
                                                                 -----------
LIABILITIES
  Payable for securities purchased...........                      2,381,542
  Payable to investment manager..............                         51,427
  Payable to investment adviser..............                         25,996
  Payable to administrator...................                         13,845
  Accrued expenses and other liabilities.....                        201,570
                                                                 -----------
    Total liabilities........................                      2,674,380
                                                                 -----------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   9,200,840 shares issued and outstanding...                         92,008
  Paid-in capital in excess of par value.....                    106,874,611
  Accumulated net investment loss............                       (325,287)
  Accumulated net realized loss on
   investments...............................                    (18,395,428)
  Net unrealized appreciation on investments
   and other assets and
   liabilities denominated in foreign
   currency..................................                     (3,441,846)
                                                                 -----------
    Net assets applicable to shares
     outstanding.............................                    $84,804,058
                                                                 ===========
        NET ASSET VALUE PER SHARE............                    $      9.22
                                                                 ===========

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends:
    Unaffiliated securities (net of
     withholding taxes of--$19,984)..........    $   103,649
    Affiliated securities (net of withholding
     taxes of--$143,003).....................        427,916    $   531,565
                                                 -----------
  Interest...................................                        51,630
                                                                -----------
    Total investment income..................                       583,195
                                                                -----------
EXPENSES:
  Investment management fee..................                       352,217
  Investment advisory fee....................                       172,640
  Administration fee.........................                        97,185
  Custodian fees and expenses................                        82,218
  Directors' fees and expenses...............                        41,435
  Reports and notices to shareholders........                        38,195
  Legal fees and expenses....................                        33,988
  Audit and tax services.....................                        31,513
  Osaka Securities Exchange fees and
   expenses..................................                        22,750
  Insurance expense..........................                        12,732
  Transfer agency fee and expenses...........                         9,520
  Other......................................                        14,089
                                                                -----------
    Total expenses...........................                       908,482
                                                                -----------
NET INVESTMENT LOSS..........................                      (325,287)
                                                                -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized gains (losses) on investments
    Unaffiliated securities..................     (3,478,235)
    Affiliated securities....................        763,057     (2,715,178)
                                                 -----------
  Net realized foreign currency transaction
   losses....................................                      (175,783)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................                    (4,577,425)
  Net change in unrealized appreciation
   (depreciation) on translation of
   short term investments, cash and other
   assets and liabilities denominated in
   foreign currency..........................                       (21,116)
                                                                -----------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................                    (7,489,502)
                                                                -----------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................                   $(7,814,789)
                                                                ===========

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX
                                                                   MONTHS       FOR THE YEAR
                                                                   ENDED           ENDED
                                                               APRIL 30, 2000   OCTOBER 31,
                                                                (UNAUDITED)         1999
                                                               --------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment loss.......................................    $    (325,287)  $   (345,805)
  Net realized gain (loss) on:
    Investments.............................................       (2,715,178)    16,374,428
    Foreign currency transactions...........................         (175,783)      (621,513)
  Net change in unrealized appreciation (depreciation) on:
    Investments in equity securities........................       (4,577,425)    12,940,708
    Translation of short term investments and other assets
     and liabilities denominated in foreign currency........          (21,116)       (10,312)
                                                                ------------    -----------
  Net increase (decrease) in net assets resulting from
   operations...............................................       (7,814,789)    28,337,506
                                                                ------------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................         --             (965,499)
                                                                ------------    -----------
FROM CAPITAL STOCK TRANSACTIONS:
  Reinvestment of dividends.................................         --               36,837
                                                                ------------    -----------
  Net increase (decrease) in net assets.....................       (7,814,789)    27,408,844
NET ASSETS:
  Beginning of period.......................................       92,618,847     65,210,003
                                                                ------------    -----------
  End of period.............................................    $  84,804,058   $ 92,618,847
                                                                ============    ===========

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Singapore Fund, Inc. (the "Fund") was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having maturity dates of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required. During the six months ended April 30, 2000, the Fund was subject to withholding tax, ranging from 10% to 25.5%, on certain income from its investments.

    The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or sub custodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has entered into an Investment Management Agreement (the "Management Agreement") with DBS Asset Management (United States) Pte. Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first $50 million of the Fund's average weekly net assets and 0.66% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
Fund. During the six months ended April 30, 2000, no such expenses were paid to the Manager. During the six months ended April 30, 2000, there were no brokerage commissions paid by the Fund to affiliates of the Manager, in connection with portfolio transactions.

    The Fund has entered into an Investment Advisory Agreement dated, April 1, 1999 (the "Advisory Agreement"), with Daiwa SB Investments (Singapore) Limited (the "Adviser"), which provides general and specific investment advice to the Manager with respect to the Fund's assets. The Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the first $50 million of the Fund's average weekly net assets and 0.34% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the six months ended April 30, 2000, no such expenses were paid to the Adviser. During the six months ended April 30, 2000, brokerage commissions of $51,244 were paid by the Fund to Daiwa Securities (Singapore), an affiliate of the Adviser, in connection with portfolio transactions.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. During the six months ended April 30, 2000, there were no out-of-pocket expenses incurred by the Administrator.

    DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside of the United States. DSTC has appointed The Development Bank of Singapore, Ltd. ("DBS Bank"), an affiliate of the Manager, to act as the subcustodian for all of the cash and securities of the Fund held in Singapore. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses related to the Fund. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the six months ended April 30, 2000, DSTC earned $10,991 and DBS Bank earned $71,227 from the Fund for their respective custodial services.

    At April 30, 2000, the Fund owed to DSTC $13,845 and $28,908 for administration and custodian fees, respectively. The latter amount includes fees and expenses payable to DBS Bank totaling $27,432.

    During the six months ended April 30, 2000, the Fund paid or accrued $30,106 for legal services, in connection with the Fund's on-going operations, to a law firm of which an Assistant Secretary of the Fund is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at April 30, 2000 was $74,298,967, excluding $12,188,513 of short-term interest-bearing investments. At April 30, 2000, the net unrealized depreciation on investments, excluding short-term securities, of $3,401,567 was composed of gross appreciation of $4,237,693

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)  (CONCLUDED)
--------------------------------------------------------------------------------
for those investments having an excess of value over cost, and gross depreciation of $7,639,260 for those investments having an excess of cost over value. For the six months ended April 30, 2000, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $55,964,320 and $65,660,595, respectively.

    At October 31, 1999, the Fund had a remaining capital loss carryover of $15,210,895, which expires in the year 2006.

CONCENTRATION OF RISK

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 9,200,840 shares outstanding at April 30, 2000. Daiwa Securities America Inc., an affiliate of the Adviser and DSTC, owned 14,311.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                                   FOR THE SIX
                                                  MONTHS ENDED                   FOR THE YEARS ENDED OCTOBER 31,
                                                 APRIL 30, 2000      -------------------------------------------------------
                                                   (UNAUDITED)        1999        1998        1997        1996        1995
                                                 ---------------     -------     -------     -------     -------     -------
Net asset value, beginning of period........        $ 10.07          $ 7.09      $ 7.99      $ 12.59     $ 13.42     $ 18.49
                                                     -------         -------     -------     -------     -------     -------
Net investment income (loss)................          (0.04)          (0.04)       0.09       (0.04)      (0.07)      (0.07)
Net realized and unrealized gains (losses)
 on investments and foreign
 currency transactions......................          (0.81)           3.13       (0.99)      (4.18)       0.21       (1.43)
                                                     -------         -------     -------     -------     -------     -------
Net increase (decrease) in net asset value
 resulting from operations..................          (0.85)           3.09       (0.90)      (4.22)       0.14       (1.50)
                                                     -------         -------     -------     -------     -------     -------
Less: dividends and distributions to
 shareholders
  Net realized gains from invesments and
   foreign currency transactions............           --             (0.11)       --         (0.38)      (0.97)      (2.89)
                                                     -------         -------     -------     -------     -------     -------
Dilutive effect of rights offering..........           --              --          --          --          --        (0.64)
                                                     -------         -------     -------     -------     -------     -------
Offering costs charged to paid-in capital in
 excess of par value........................           --              --          --          --          --        (0.04)
                                                     -------         -------     -------     -------     -------     -------
Net asset value, end of period..............         $ 9.22          $ 10.07     $ 7.09      $ 7.99      $ 12.59     $ 13.42
                                                     =======         =======     =======     =======     =======     =======
Per share market value, end of period.......         $ 7.250         $ 8.938     $ 6.375     $ 8.750     $ 12.125    $ 13.500
                                                     =======         =======     =======     =======     =======     =======
Total investment return:
  Based on market price at beginning and end
   of period, assuming reinvestment
   of dividends+............................         (18.89)%         42.44%     (27.14)%    (25.51)%     (3.54)%     (6.89)%
  Based on net asset value at beginning and
   end of period, assuming reinvestment
   of dividends+............................          (8.44)%         44.30%     (11.26)%    (34.49)%      0.76%     (10.06)%
Ratios and supplemental data:
  Net assets, end of period
   (in millions)............................        $ 84.8           $ 92.6      $ 65.2      $ 73.5      $115.6      $122.9
  Ratios to average net assets of:
    Expenses................................           2.04 %*         1.97%       2.23%       1.87%       1.85%       2.01%
    Net investment income (loss)............          (0.73)%*        (0.42)%      1.38%      (0.29)%     (0.48)%     (0.49)%
  Portfolio turnover........................          76.73 %        201.76%     208.56%      78.74%      62.78%      62.85%

---------------------------------------------------------------------------
  *  Annualized.
  + For the year ended October 31, 1995, the total investment return includes the benefit of shares resulting from the exercise of the rights.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

    On June 8, 2000, the Annual Meeting of Stockholders of The Singapore
Fund, Inc. (the "Fund") was held and the following matters were voted upon and passed.

(1) Election of one Class I Director to the Board of Directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2001 and the election of three Class III Directors to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2003.

                   NUMBER OF SHARES/VOTES
                   ----------------------
                                             PROXY AUTHORITY
      CLASS I             VOTED FOR             WITHHELD
      -------             ---------          ---------------
Robert F. Gurnee          7,461,130              208,400
     CLASS III
     ---------
Austin C. Dowling         7,478,607              190,923
Martin J. Gruber          7,468,787              200,743
Masayasu Ohi              6,840,885              828,645

    In addition to the four Directors elected or re-elected at the Meeting, David G. Harmer, Alfred C. Morley and Oren G. Shaffer were the other members of the Board who continued to serve as Directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending October 31, 2000.

               NUMBER OF SHARES/VOTES
               ----------------------
    VOTED FOR        VOTED AGAINST      ABSTENTIONS
    ---------        -------------      -----------
   7,593,090             42,352           34,088

----------------------------------------
BOARD OF DIRECTORS
Masayasu Ohi, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
Robert F. Gurnee
David G. Harmer
Alfred C. Morley
Oren G. Shaffer
--------------------------------------------
OFFICERS
Judy Runrun Tu
SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
DBS Asset Management (United States) Pte. Ltd.

INVESTMENT ADVISER
Daiwa SB Investments (Singapore) Ltd.

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

LEGAL COUNSEL
Clifford Chance Rogers & Wells

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

                                      THE
                                   SINGAPORE
                                   FUND, INC.

                                     [LOGO]

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2000